OFFICE
DEPOT(R)
                                                       NEWS RELEASE
--------------------------------------------------------------------------------
CONTACT: Eileen H. Dunn
         Vice President, Investor Relations/Public Relations
         561/438-4930
         edunn@officedepot.com

                OFFICE DEPOT REALIGNS MANAGEMENT TEAM TO IMPROVE
                         PERFORMANCE AND PROFITABILITY


     |X| STREAMLINES REPORTING STRUCTURE; KEY OPERATIONS WILL REPORT DIRECTLY TO BRUCE NELSON; ELIMINATES POSITION OF PRESIDENT, NORTH AMERICA

     |X| CREATES NEW POSITIONS FOCUSED ON IMPROVING NORTH AMERICAN RETAIL OPERATIONS AND EFFICIENCY OF BUSINESS SERVICES GROUP

     |X|  CONTINUES DETAILED REVIEW OF STORES, MARKETS AND WAREHOUSING

                         -------------------------------

(DELRAY BEACH, FL) AUGUST 21, 2000 -- OFFICE DEPOT, INC. (NYSE: ODP), the world's largest seller of office products, today announced a realignment of the company's management structure to create a more coordinated and cohesive team that will lead Office Depot to improved performance and profitability. The company also announced that it is progressing in its comprehensive review of its stores, markets and warehouse operations. The review will be completed as soon as possible and the results will be announced following completion of this important process.

Bruce Nelson, who became Chief Executive Officer of Office Depot on July 18, 2000, stated: "The actions we have announced today are the first step in recapturing our position as the industry leader and rebuilding Office Depot's credibility with our shareholders and the investment community. We intend to serve our customers and shareholders better than anyone else, build better relationships with suppliers and make working at Office Depot more rewarding for our employees."

Commenting on the review of Office Depot's retail stores and other facilities, Nelson said: "We're looking at everything from markets and stores to the number of SKUs carried in our warehousing operations. We are committed to re-energizing our stores, improving the customer's experience with Office Depot and increasing distribution efficiencies."

NEW STRUCTURE

The following line positions have been created, and will report directly to Mr. Nelson.

     o President of the Business Services Group (BSG) - Robert Keller, (47), formerly EVP of Sales, will now oversee all of the Company's domestic contract, catalog (other than Viking North America) and e-commerce business, as well as all of Office Depot's domestic warehousing and customer service operations.

     o President of North American Retail Stores - This position, which is expected to be filled shortly by an executive from outside the Company, will be responsible for all aspects of North American retail store operations.

     o President of European Operations - Rolf van Kaldekerken, (50) formerly Executive Vice President of European Operations, will continue to oversee Office Depot's and Viking's operations in Europe.

Viking North America and key staff positions, including Chief Financial Officer, General Counsel, Head of Human Resources, OD Ventures, and Chief Information Officer, will also report to the CEO.

Commenting on the management realignment, Nelson said: "This is a more logical and streamlined structure that will focus the right people on the right issues. In contrast to our previous structure, we will now have dedicated and accountable management resources for each of the areas that we have defined as critical to our success and improved performance.

"Our North America retail store results have been disappointing, but they still account for over 57 percent of our total sales as a company. Improved performance is obviously essential to our future success. The new structure will focus all the energies of a proven retail operator on improving our stores. We need to make the stores more dynamic and appealing, improve the customer shopping experience and ensure that our stores are in the right places with the right products.

"By bringing together warehousing and distribution with contract sales, catalog sales, e-commerce and customer service, Office Depot will have a more integrated supply chain to meet customer needs more quickly and efficiently. As the new President of the Business Services Group, Bob Keller brings the expertise and customer-centric approach needed to maximize the performance and profitability of this business, and his attention will no longer be diverted by the added responsibility of retail stores.

"In Europe, we have enormous growth opportunities, both organically and through acquisitions, and Rolf van Kaldekerken has demonstrated that he is the right person to drive our continued expansion there.

"We are rapidly moving to fill the open position of President of North American Retail Stores and we are making good progress in our search to replace our retiring Chief Financial Officer. We are pleased with the progress of these searches and the quality of the candidates who are interested in joining our company."

Noting the departure of Shawn McGhee with the realignment, Nelson said: "Shawn has made many contributions to Office Depot over the past two years. We are very appreciative for all he has done and we wish him well in his future endeavors."

ADDITIONAL PROMOTIONS
As a part of the realignment, Office Depot also announced the following promotions:

     o Gayle Aertker, (45) to Executive Vice President of Real Estate, reporting eventually to the President, North American Retail Stores, and in the interim to CEO Nelson

     o Monica Luechtefeld, (51) to Executive Vice President of E-commerce, reporting to the President, BSG

"These key promotions reflect the importance of the e-commerce and real estate operations to Office Depot, and the performance of Gayle Aertker and Monica Luechtefeld in leading those two areas, respectively," said Nelson.

A brief recorded message from Mr. Nelson will be accessible after 9:00 am (ET) today for domestic callers at 1-800-633-8284 (enter Reservation #16139951) and international callers at 1-858-812-6440 (enter Reservation #16139951). The message will be available until 8:30 am (ET) on August 23, 2000.

ABOUT OFFICE DEPOT

As of June 24, 2000, the Company operated 855 office supply superstores in the United States and Canada, in addition to a national business-to-business delivery network supported by 30 delivery centers, more than 60 local sales offices and seven regional call centers. Furthermore, the Company owned and operated 27 office supply stores in France and seven stores in Japan; had mail order and delivery operations in 14 countries outside of the United States and Canada; and under joint venture and licensing agreements, had 89 additional stores operating under the Office Depot name in six other foreign countries. The Company also operates an award-winning U.S. Office Depot brand Internet Web site at www.officedepot.com where customers can access Office Depot's low competitive prices seven days a week, twenty-four hours a day, and it operates Viking brand Web sites at www.vikingop.com in the United States, www.viking-direct.co.uk in the United Kingdom, www.viking.de in Germany, www.vikingdirect.nl in The Netherlands, www.vikingop.it in Italy and www.vikingop.co.jp in Japan. Office Depot's common stock is traded on the New York Stock Exchange under the symbol ODP and is included in the S&P 500 Index.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: Except for historical information, the matters discussed in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, including projections and anticipated levels of performance, involve risks and uncertainties which may cause actual results to differ materially from those discussed herein. These risks and uncertainties are detailed from time to time by Office Depot in its filings with the United States Securities and Exchange Commission, including without limitation its most recent report on Form 10-K, filed in March, 2000 and subsequent 10-Q filings. You are strongly urged to review such filings for a more detailed discussion of such risks and uncertainties. The Company's SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com as well as on a number of other commercial Web sites.



                                       ###